                                         A PROPERLY COMPLETED ORIGINAL STOCK
                                         ORDER FORM
      BIG FOOT FINANCIAL CORP.
                                         AND ORIGINAL CERTIFICATION FORM MUST BE
                                         USED TO PURCHASE COMMON STOCK. THE
                                         ASSOCIATION IS NOT
 Subscription and Community Offering
         (Stock Order Form)
                                         REQUIRED TO ACCEPT COPIES OF THESE
                                         FORMS.
- --------------------------------------------------------------------------------

DEADLINE

The Subscription Offering ends at 12:00 Noon, Central Time, on December   ,
1996. Your Stock Order Form and Certification Form, properly executed and with the correct payment, must be received at the address on the bottom of this form or hand-delivered to any office of Fairfield Savings Bank, F.S.B. (the "Bank")
by this deadline, or it will be considered void. Please read the Stock Ownership Guide and Order Form Instructions as you complete this Form.
- --------------------------------------------------------------------------------

(1)         Number of Shares                                        Subscription Price
                                                       X                  $10.00                  =

(1)         Number of Shares                 (2)         Total Payment Due
                                             $

  The minimum number of shares that may be subscribed for is 25 and the maximum number that may be subscribed for by each Eligible Account Holder, Supplemental Eligible Account Holder or Other Member in the Subscription Offering, or by any person, together with associates and persons acting in concert with such person, in the Community Offering, is $150,000 (15,000 shares). However, no person, together with associates or persons acting in concert with such person, may purchase in the aggregate more than 1.0% of the shares offered.

(3) / / Check here if you are a director, officer or employee of Fairfield Savings Bank, F.S.B. or a member of such person's immediate family.

METHOD OF PAYMENT
                                   (6)a / / Check here if you are an Eligible
                                            Account Holder with a savings
                                            deposit account(s)
(4) / / Enclosed is a check, bank draft
        or money order payable to totaling $50.00 or more as of December 31, 1994. LIST ACCOUNT(S) BELOW.
     Fairfield Savings Bank, F.S.B.

(6)b / / Check here if you
         are a Supplemental
         Eligible Account
         Holder with a
         savings deposit
 $                            Cash can be used only if presented
                                       inaccount(s) totaling $50.00
                                       or more as of September 30,
                                       1996. LIST ACCOUNT(S) person
                              at a branch office of FairfieldBELOW.
                              Savings Bank, F.S.B. No wire transfers

                                   (6)c / / Check here if you are an Other
                                            Member with a savings deposit

                              will be accepted.

                                                 , 1996 or a borrower of the
                                            Bank as of July 1, 1991. LIST
                                            ACCOUNT(S)
(5) / / The undersigned authorizes
        withdrawal from the following
        account(s) BELOW.
     at Fairfield Savings Bank, F.S.B.
        INDIVIDUAL RETIREMENT ACCOUNTS
                                   (6)d / / Check here if you are a Bank
                                            Employee.
     AND QUALIFIED PLANS MAINTAINED AT
                                            FAIRFIELD
                                            SAVINGS
                                            BANK,
                                            F.S.B.

     Account Title [Names on Accounts]                     Account Number(s)

     CANNOT BE USED.

             Account Number(s)                                   Amount
 ..........................................  ............................
                                             $
 ..........................................  ............................
                                             $
                                             $
TOTAL WITHDRAWAL AMOUNT                      $

There is no penalty for early withdrawals used for this payment.

                                   PLEASE NOTE: FAILURE TO LIST ALL YOUR
                                   ACCOUNTS MAY RESULT IN THE LOSS OF PART OR
                                   ALL OF YOUR SUBSCRIPTION RIGHTS. IF
                                   ADDITIONAL SPACE IS NEEDED, PLEASE UTILIZE
                                   THE BACK OF THIS ORDER FORM.

STOCK REGISTRATION

(7) Form of Stock Ownership:
 .....................................  ...............................  / / Uniform Transfer to Minors
 .....................................  ...............................
/ / Individual                          / / Joint Tenants
/ / Corporation or Partnership          / / Tenants in Common            / / Uniform Gifts to Minors

 .....................................  / / IRA/Qualified Plan

 .....................................

/ / Corporation or Partnership          / / Fiduciary/Trust

                                          (under Agreement Dated )

                                                                                                               Social Security
(8) Name(s) in which stock is to be registered (Please print clearly)                                          No. or Tax ID No.
                                                                                                               Social Security
Name(s), continued                                                                                             No. or Tax ID No.
Street Address                                                                     City                State   Zip Code

(8) Name(s) in which stock is to be registered (Please print clearly)
Name(s), continued
Street Address                                                                     City                State   County of Residence

(9) Telephone Information     Daytime Phone                           Evening Phone
                              (    )                                  (    )

NASD AFFILIATION

(10) / / Check here if you are a member of the National Association of Securities Dealers, Inc. ("NASD"), a person associated with an NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD Affiliation box, (i) not to sell, transfer or hypothecate the stock for a period of three months following issuance, and
(ii) to report this subscription in writing to the applicable NASD member within one day of payment therefor.

ASSOCIATES/ACTING IN CONCERT

(11) / / Check here, and complete the reverse side of this Form, if you or any associates (as defined on the reverse side of this Form) or persons acting in concert with you have submitted other orders for shares in the Subscription and/or Community Offerings.

ACKNOWLEDGEMENT

(12) To be effective, this Stock Order Form and accompanying Certification Form must be properly completed and actually received by Fairfield Savings Bank,
F.S.B. not later than            , Central Time, on             , 1996, unless
extended; otherwise this Stock Order Form and all subscription rights will be void. It is understood that this Stock Order Form will be accepted in accordance with, and subject to, the terms and conditions of the Plan of Conversion of the Bank described in the accompanying Prospectus. The undersigned hereby acknowledges receipt of the Prospectus at least 48 hours prior to delivery of this Stock Order Form to the Bank. The undersigned agrees that after receipt by Fairfield Savings Bank, F.S.B., this Stock Order Form may not be modified, withdrawn or cancelled without the Bank's consent and if authorization to withdraw from savings deposit accounts at the Bank has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned. If the Plan of Conversion is not approved by
the voting members of the Bank at a Special Meeting to be held on December   ,
1996, or at any adjournment or postponement thereof, all orders will be cancelled and funds received as payment, with accrued interest, (if any), will be returned promptly.

UNDER PENALTY OF PERJURY, I certify that the Social Security or Tax ID Number and the information provided on this Stock Order Form are true, correct and complete, that I am not subject to back-up withholding, that I am purchasing solely for my own account and that there is no agreement or understanding regarding the sale or transfer of such shares or my right to subscribe for shares herewith.

FEDERAL REGULATIONS PROHIBIT ANY PERSON FROM TRANSFERRING, OR ENTERING INTO ANY AGREEMENT DIRECTLY OR INDIRECTLY TO TRANSFER, THE LEGAL OR BENEFICIAL OWNERSHIP OF SUBSCRIPTION RIGHTS OR THE UNDERLYING SECURITIES TO THE ACCOUNT OF ANOTHER. FAIRFIELD SAVINGS BANK, F.S.B. AND BIG FOOT FINANCIAL CORP., WILL PURSUE ANY AND ALL LEGAL AND EQUITABLE REMEDIES IN THE EVENT THEY BECOME AWARE OF THE TRANSFER OF SUBSCRIPTION RIGHTS AND WILL NOT HONOR ORDERS KNOWN BY THEM TO INVOLVE SUCH TRANSFER.

    (13) Signature                                         Date       Signature                                                 Date

      (ALL ORDER FORMS MUST BE ACCOMPANIED BY A SIGNED CERTIFICATION FORM)

                                                  STOCK INFORMATION CENTER
  OFFICE USE      Date Rec'd //                                Order #  Batch #

                                               Fairfield Savings Bank, F.S.B.
                                                          1190 RFD

                  Check #                                      Category

                                                 Long Grove, Illinois 60047
                                                       (847) 634-2100

                  Amount $                                     Initials

       ACCOUNT TITLE [NAMES ON ACCOUNTS]                         ACCOUNT NUMBER(S)
 ...............................................  ................................................
 ...............................................  ................................................
 ...............................................  ................................................
 ...............................................  ................................................
 ...............................................  ................................................
 ...............................................  ................................................

Item (11) (continued)
List below all other orders submitted by you or Associates (as defined below) or by persons acting in concert with you.

   NAME(S) LISTED ON OTHER STOCK ORDER FORMS                  NUMBER OF SHARES ORDERED
 ...............................................  ................................................
 ...............................................  ................................................
 ...............................................  ................................................
 ...............................................  ................................................
 ...............................................  ................................................
 ...............................................  ................................................
 ...............................................  ................................................
 ...............................................  ................................................

"Associate" is defined as: (i) any corporation or organization (other than Big Foot Financial Corp., Fairfield Savings Bank, F.S.B. or a majority-owned subsidiary of Fairfield Savings Bank, F.S.B.) of which such person is a director, officer or partner or is, directly or indirectly, either alone or with one or more members of his or her immediate family, the beneficial owner of 10% or more of any class of equity securities; (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as a trustee or in a similar fiduciary capacity, except that the term "Associate" does not include Big Foot Financial Corp.'s or Fairfield Savings Bank, F.S.B.'s employee stock benefit plans in which such person has a substantial beneficial interest or serves as a trustee or in a similar fiduciary capacity, and except that, for purposes of aggregating total shares that may be acquired or held by officers and directors and their Associates, the term "Associate" does not include any tax-qualified employee stock benefit plan; and
(iii) any relative or spouse of such person, or any relative of such spouse, who either has the same home as such person or who is a director or officer of Big Foot Financial Corp. or Fairfield Savings Bank, F.S.B. or any subsidiaries thereof. Directors and officers of Big Foot Financial Corp. or Fairfield Savings Bank, F.S.B. are not treated as associates solely by virtue of holding such positions.

      YOU MUST SIGN THE FOLLOWING CERTIFICATION IN ORDER TO PURCHASE STOCK

                               CERTIFICATION FORM

    I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), AND IS NOT GUARANTEED BY BIG FOOT FINANCIAL CORP., FAIRFIED SAVINGS BANK, F.S.B., THE FEDERAL GOVERNMENT OR BY ANY GOVERNMENT AGENCY.

    If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call the Office of Thrift Supervision, Regional Director, at the Central Regional Office at (312) 917-5000.

    I further certify that, before purchasing the common stock, par value $.01 per share, of Big Foot Financial Corp. (the "Company"), the proposed holding company for Fairfield Savings Bank, F.S.B., I received a Prospectus of the
Company dated             , 1996 relating to such offer of common stock.

    The Prospectus that I received contains disclosure concerning the nature of the common stock being offered by the Company and describes the risks involved in the investment in this common stock, including but not limited to the:

       1.  Potential Impact of Changes in Interest Rates                                                               (page)
       2.  Impact of the Economy on Operations                                                                         (page)
       3.  Competition                                                                                                 (page)
       4.  Recapitalization of the SAIF; SAIF Premiums and Possible Special Assessment                                 (page)
       5.  Recent Tax Legislation Regarding Tax Bad Debt Reserves                                                      (page)
       6.  Concentration in Mortgage-backed Securities                                                                 (page)
       7.  Impact of Technological Advances                                                                            (page)
       8.  Residential and Non-Residential Lending Risks                                                               (page)
       9.  Certain Anti-Takeover Provisions                                                                            (page)
      10.  Absence of Market for Common Stock and Recent Performance of Conversion Offerings                           (page)
      11.  Possible Increase in Estimated Price Range and Number of Shares Issued                                      (page)
      12.  Possible Dilutive Effect of Stock Options and Stock Programs                                                (page)
      13.  Possible Adverse Income Tax Consequences of the Distribution of Subscription Rights                         (page)
      14.  Financial Institution Regulation and Possible Legislation                                                   (page)
      15.  Risk of Delayed Offering                                                                                    (page)

       1.
       2.
       3.
       4.
       5.
       6.
       7.
       8.
       9.
      10.
      11.
      12.
      13.
      14.
      15.

Signature                                        Date                 Signature
Name (please print)                                                   Name (please print)

Signature                                        Date
Name (please print)

                            BIG FOOT FINANCIAL CORP.
                           STOCK OWNERSHIP GUIDE AND
                            ORDER FORM INSTRUCTIONS
                ------------------------------------------------

- ----------------------------
STOCK OWNERSHIP GUIDE
- --------------------------

INDIVIDUAL

Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", "single person", etc.

JOINT TENANTS

Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.

TENANTS IN COMMON

Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.

UNIFORM TRANSFER TO MINORS OR UNIFORM GIFTS TO MINORS

For Illinois residents and residents of most other states, stock may be held in the name of the custodian for the benefit of a minor under the Uniform Transfer to Minors Act. For residents of many other states, stock may be held in a similar type of ownership under the Uniform Gifts to Minors Act. For either ownership, the minor is the actual owner of the stock with the adult custodian being responsible for the investment until the minor reaches legal age. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST," while the Uniform Transfer to Minors Act is "Unif Tran Min Act" and the Uniform Gifts to Minors Act is "Unif Gift Min Act." Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the Illinois Uniform Transfer to Minors Act will be abbreviated John Doe, CUST Susan Doe Unif Tran Min Act, IL (use minor's social security number).

FIDUCIARY/TRUST

Information provided with respect to stock to be held in a fiduciary capacity must contain the following:

- - The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title (name). If an individual and a corporation, list the corporation's title before the individual.

- - The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.

- - A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.

- - The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.

- - The name of the maker, donor or testator and the name of the beneficiary.

An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-87 for Susan Doe.

- --------------------------------------------------------------------

You may mail your completed Stock Order Form and Certification Form in the envelope that has been provided, or you may deliver your Stock Order Form and Certification Form to any branch of Fairfield Savings Bank, F.S.B. Your Stock Order Form and Certification Form, property completed, and payment in full (or withdrawal authorization) at the subscription price must be actually received by
Fairfield Savings Bank, F.S.B. no later than           , Central Time, on
            , 1996 or it will become void. If you have any remaining questions, or if you would like assistance in completing your Stock Order Form and Certification Form, you may call our Stock Information Center during the regular business hours of the Bank's office located at 1190 RFD, Long Grove, Illinois,
no later than           , Central Time, on             , 1996.
- -----------------------------------------
INSTRUCTIONS
- --------------------------

ITEMS 1 AND 2--

Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $10.00 per share. The minimum purchase in the Subscription and Community Offerings is 25 shares. In the Subscription Offering, the maximum purchase by each Eligible Account Holder, Supplemental Eligible Account Holder or Other Member is $150,000 (15,000 shares), and the maximum purchase in the Community Offering by any person, together with associates or persons acting in concert, is $150,000 (15,000 shares). However, no person, together with associates and persons acting in concert with such person, may purchase in the aggregate more than 1% of the shares offered. Based on the offering of 2,012,500 shares, 1% of the shares offered amounts to 20,125 shares. Eligible Account Holders, Supplemental Eligible Account Holders, Other Members and Bank Employees, desiring to purchase shares in the Community Offering, if any, must do so by obtaining from the Stock Information Center an additional Stock Order Form and submitting a completed additional Stock Order Form which indicates the number of shares to be purchased in the Community Offering. Fairfield Savings Bank, F.S.B. and Big Foot Financial Corp. have reserved the right to reject the subscription of any order received in the Community Offering, in whole or in part.

ITEM 3--

Please check this box to indicate whether you are a director, officer or employee of Fairfield Savings Bank, F.S.B. or a member of such person's immediate family.

ITEM 4--

Payment for shares may be made in cash (only if delivered by you in person) or by check, bank draft or money order payable to Fairfield Savings Bank, F.S.B. No wire transfers will be accepted. Your funds will earn interest at the Bank's [passbook] rate of interest from the date of receipt until the Conversion is completed or terminated. DO NOT MAIL CASH TO PURCHASE STOCK! Please check this box if your method of payment is by check, bank draft or money order.

ITEM 5--

If you pay for your stock by a withdrawal from Fairfield Savings Bank, F.S.B. deposit account, insert the account number(s) and the amount of your withdrawal authorization for each account. The total amount withdrawn should equal the amount of your stock purchase. There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases. This form of payment may not be used if your account is an Individual Retirement Account or Qualified Plan.

ITEM 6--

a. Please check this box if you are an Eligible Account Holder, that is you had a savings deposit account(s) totalling $50.00 or more on December 31, 1994.

b. Please check this box if you are a Supplemental Eligible Account Holder, that is you had a savings deposit account(s) totaling $50.00 or more on September 30, 1996.

c. Please check this box if you are an Other Member, that is you had a savings
deposit account(s) as of             , 1996 or a borrower of Bank as of July 1,
1991.

d. Please check this box if you are a Bank Employee

Please list all names on the account(s) and all account number(s) of accounts you had at these dates in order to insure proper identification of your purchase rights. Please note: Failure to list your accounts may result in the loss of part or all of your subscription rights.

ITEM 7, 8 AND 9--

The stock transfer industry has developed a uniform system of shareholder registrations that we will use in the issuance of your Big Foot Financial Corp. Common Stock. Please complete items 7, 8 and 9 as fully and accurately as possible, and be certain to supply your social security or Tax I.D. number and your daytime and evening telephone number(s). We will need to call you if we cannot execute your order as given. If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under the caption "Stock Ownership Guide."

ITEM 10--

Please check this box if you are a member of the NASD or if this item otherwise applies to you.

ITEM 11--

Please check this box if you or any associate (as defined on the reverse side of the Stock Order Form) or person acting in concert with you has submitted another order for shares and complete the reverse side of the Stock Order Form.

ITEMS 12 AND 13--

Please sign and date the Stock Order Form and Certification Form where indicated. Before you sign, review the Stock Order Form, including the acknowledgement, and the Certification Form. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal from a deposit account that requires multiple signatures to withdraw funds.

                                     EX-99.2
                         Form of Marketing Materials


                                      Logo
                         Fairfield Savings Bank, F.S.B.

November __,  1996

Dear Valued Customer,

The Board of Directors of Fairfield Savings Bank, F.S.B. (the "Bank") has voted unanimously in favor of a plan to convert the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank (the "Conversion"). As a stock company, the Bank will be structured under the same form of ownership used by most businesses and banks. This Conversion to stock ownership will increase the Bank's capital which will enable the Bank to support future banking activities. The Conversion will not affect your savings deposit accounts or loans with the Bank or existing FDIC insurance coverage for your savings deposit accounts.

As part of the Conversion, the Bank has formed a holding company, Big Foot Financial Corp. (the "Company"), which will own all of the common stock of the Bank. The Company is offering up to 2,012,500 shares of its common stock to certain customers of the Bank at a subscription price of $10.00 per share. As a depositor on either December 31, 1994, September 30, 1996, or _________, 1996, or a borrower on ____________, 1996 whose loans have been outstanding since July 1, 1991. you have a preferential right to subscribe to purchase the common stock of the Company during the Subscription Offering without paying a fee or commission. For your convenience, the enclosed packet contains the following materials:

o PROXY STATEMENT, which includes a PROSPECTUS: These will provide you with information about your right to vote on the Conversion, an overview of the Bank's operations and details on the proposed stock offering. Please read them carefully.

o PROXY QUESTIONS AND ANSWERS: This brochure highlights key information found in the Proxy Statement. It also gives instructions for completing your proxy card.

o PROXY CARD: Please sign, date, and return the proxy card in the enclosed [color of envelope] postage-paid envelope. Your family may have received more than one card. All cards should be signed and returned.

o STOCK QUESTIONS AND ANSWERS: This brochure answers key questions about the Conversion.

o STOCK ORDER FORM and CERTIFICATION FORM to be completed in order to purchase shares of the Company stock. Payment by check or written authorization to withdraw from a specified Bank account must accompany each stock order form and certification. This order must be received by the Company no later than 12:00 Noon, Central Time, on ____________, 1996.

On behalf of the Board, we ask that you help the Bank take this important step by signing the enclosed proxy card(s) and casting your vote in favor of the Plan of Conversion. Your vote is very important! Please mail your proxy card(s) today in the enclosed [color of envelope] postage-paid return envelope.

If you would like to purchase the Company stock in your IRA account, using IRA funds, we may be able to accommodate you. Please contact the Stock Information Center as soon as possible at (847) _____.

We believe it is in the best interests of the Bank to have our customers as our stockholders. We encourage you to review this investment opportunity carefully. If you have any questions, please call the Stock Information Center at (847)
_____.

Sincerely,


George M. Briody
President

Enclosures

M

      This letter is neither an offer to sell nor a solicitation of an offer to buy the common stock. The offer is made only by the Prospectus, copies of which may be obtained by contacting the Stock Information Center.

      The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                                      Logo
                         Fairfield Savings Bank, F.S.B.

November __,  1996

Dear Friend,

The Board of Directors of Fairfield Savings Bank, F.S.B. (the "Bank") has voted unanimously in favor of a plan to convert the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank (the "Conversion"). As a stock company, the Bank will be structured under the same form of ownership used by most businesses and banks. This Conversion to stock ownership will increase the Bank's capital which will enable the Bank to support future banking activities.

As part of the Conversion, the Bank has formed a holding company, Big Foot Financial Corp. (the "Company"), which will own all of the common stock of the Bank. The Company is offering up to 2,012,500 shares of its common stock to certain customers of the Bank at a subscription price of $10.00 per share. As a former depositor of the Bank on either December 31, 1994, September 30, 1996, or _________, 1996, or a borrower on ___________, 1996 whose loans have been outstanding since July 1, 1991, you have a preferential right to subscribe to purchase the common stock of the Company during the Subscription Offering without paying a fee or commission. For your convenience, the enclosed packet contains the following materials:

o PROSPECTUS: This document provides detailed information about the Bank's operations and the proposed stock offering. Please read it carefully.

o STOCK QUESTIONS AND ANSWERS: This brochure answers key questions about the Conversion.

o STOCK ORDER FORM and CERTIFICATION FORM to be completed in order to purchase shares of the Company common stock. Payment by check or money order must accompany each stock order form and certification form. This order must be received by the Company no later than 12:00 Noon, Central Time, on ____________, 1996.

If you would like to purchase the Company's stock for your IRA account, using IRA funds, we may be able to accommodate you. Please contact the Stock Information Center as soon as possible at (847) _____.

We believe it is in the best interests of the Bank to have our customers as our stockholders. We encourage you to review this investment opportunity carefully. If you have any questions, please call the Stock Information Center at (847)
_____.

Sincerely,



George M. Briody
President

Enclosures

F

      This letter is neither an offer to sell nor a solicitation of an offer to buy the common stock. The offer is made only by the Prospectus, copies of which may be obtained by contacting the Stock Information Center.

      The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                                      Logo
                         Fairfield Savings Bank, F.S.B.

November __,  1996

Dear Valued Customer,

The Board of Directors of Fairfield Savings Bank, F.S.B. (the "Bank") has voted unanimously in favor of a plan to convert the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank (the "Conversion"). As a stock company, the Bank will be structured under the same form of ownership used by most businesses and banks. This Conversion to stock ownership will increase the Bank's capital which will enable the Bank to support future banking activities. The Conversion will not affect your savings deposit accounts or loans with the Bank or existing FDIC insurance coverage for your savings deposit accounts.

If you are a current depositor of the Bank, you will find enclosed a proxy statement and proxy card(s). On behalf of the Board, we ask that you help the Bank take this important step by signing the enclosed proxy card(s) and casting your vote in favor of the Plan of Conversion. Your vote is very important! Please mail your proxy card(s) today in the enclosed postage-paid [color of envelope] return envelope. For your convenience, the enclosed packet contains the following materials:

o PROXY STATEMENT: This gives detailed information about your right to vote on the Conversion. Please read it carefully.

o PROXY QUESTIONS AND ANSWERS: This brochure highlights key information found in the Proxy Statement. It also gives instructions for completing your proxy card.

o PROXY CARD: Please sign, date, and return the proxy card in the enclosed [color of envelope] postage-paid envelope. Your family may have received more than one card. All cards should be signed and returned.

Big Foot Financial Corp., the proposed holding company for the Bank, is making an initial public offering of its common stock in connection with the Conversion. However, we regret to inform you that we are unable to offer shares of common stock in the offering to members of the Bank residing outside of the United States. If you have any questions, please call the Stock Information Center at (847) _____.

Sincerely,


George M. Briody
President

Enclosures

FOR


      This letter is neither an offer to sell nor a solicitation of an offer to buy the common stock. The offer is made only by the Prospectus.

      The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                                      Logo
                         Fairfield Savings Bank, F.S.B.

November __,  1996

Dear Valued Customer,

The Board of Directors of Fairfield Savings Bank, F.S.B. (the "Bank") has voted unanimously in favor of a plan to convert the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank (the "Conversion"). As a stock company, the Bank will be structured under the same form of ownership used by most businesses and banks. This Conversion to stock ownership will increase the Bank's capital which will enable the Bank to support future banking activities. The Conversion will not affect your savings deposit accounts or loans with the Bank or existing FDIC insurance coverage for your savings deposit accounts.

If you are a current depositor of the Bank, you will find enclosed a proxy statement and proxy card(s). On behalf of the Board, we ask that you help the Bank take this important step by signing the enclosed proxy card(s) and casting your vote in favor of the Plan of Conversion. Your vote is very important! Please mail your proxy card(s) today in the enclosed postage-paid [color of envelope] return envelope. For your convenience, the enclosed packet contains the following materials:

o PROXY STATEMENT: This gives detailed information about your right to vote on the Conversion. Please read it carefully.

o PROXY QUESTIONS AND ANSWERS: This brochure highlights key information found in the Proxy Statement. It also gives instructions for completing your proxy card.

o PROXY CARD: Please sign, date and return the proxy card in the enclosed [color of envelope] postage-paid envelope. Your family may have received more than one card. All cards should be signed and returned.

Big Foot Financial Corp., the proposed holding company for the Bank, is making an initial public offering of its common stock in connection with the Conversion. However, the laws of your state would require us to register (1) Big Foot Financial Corp. common stock to be issued in the offering or (2) an agent of Big Foot Financial Corp. to solicit the sale of such stock. Because the number of eligible subscribers in your state is not sufficiently large to justify the expenses of such registration, we are unable to offer you shares of common stock in the offering. If you have any questions, please call the Stock Information Center at (847) _____.

Sincerely,


George M. Briody
President

Enclosures

DAR

      This letter is neither an offer to sell nor a solicitation of an offer to buy the common stock. The offer is made only by the Prospectus.

      The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                                      Logo
                         Fairfield Savings Bank, F.S.B.

November __,  1996

Dear Interested Investor,

The Board of Directors of Fairfield Savings Bank, F.S.B. (the "Bank") has voted unanimously in favor of a plan to convert the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank (the "Conversion"). As a stock company, the Bank will be structured under the same form of ownership used by most businesses and banks. This Conversion to stock ownership will increase the Bank's capital and will enable the Bank to support future banking activities.

As part of the Conversion, the Bank has formed a holding company, Big Foot Financial Corp. (the "Company"), which will own all of the common stock of the Bank. The Company is offering up to 2,012,500 shares of its common stock to certain customers of the Bank at a subscription price of $10.00 per share. As an interested investor in the common stock of the Company, you have requested some information regarding the Bank and the Conversion. For your convenience, the enclosed packet contains the following materials:

o PROSPECTUS: This document provides detailed information about the Bank's operations and the proposed stock offering. Please read it carefully.

o STOCK QUESTIONS AND ANSWERS: This brochure answers key questions about the Conversion.

We believe it is in the best interests of the Bank to have our customers as our stockholders; therefore, we are not accepting orders from the local community or general public until the conclusion of the subscription offering to customers and members of the Bank, which is expected to occur on at 12:00 Noon, Central Time, on ____________, 1996. If you have any questions, please call the Stock Information Center at (847) _____.

Sincerely,


George M. Briody
President

Enclosures

I

      This letter is neither an offer to sell nor a solicitation of an offer to buy the common stock. The offer is made only by the Prospectus, copies of which may be obtained by contacting the Stock Information Center.

      The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                            Big Foot Financial Corp.

November __,  1996

Dear Friend,

The Board of Directors of Fairfield Savings Bank, F.S.B. (the "Bank") has voted unanimously in favor of a plan to convert the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank (the "Conversion"). As a stock company, the Bank will be structured under the same form of ownership used by most businesses and banks. This Conversion to stock ownership will increase the Bank's capital which will enable the Bank to support future banking activities.

As part of the Conversion, the Bank has formed a holding company, Big Foot Financial Corp. (the "Company"), which will own all of the common stock of the Bank. The Company is offering up to 2,012,500 shares of its common stock to certain customers of the Bank at a subscription price of $10.00 per share. As a former depositor of the Bank on either December 31, 1994, September 30, 1996, or _________, 1996, or a borrower on ______________, 1996 whose loans have been outstanding since July 1, 1991, you have a preferential right to subscribe to purchase the common stock of the Company during the Subscription Offering without paying a fee or commission. For your convenience, the enclosed packet contains the following materials:

o PROSPECTUS: This document provides detailed information about the Bank's operations and the proposed stock offering. Please read it carefully.

o STOCK QUESTIONS AND ANSWERS: This brochure answers key questions about the Conversion.

o STOCK ORDER FORM and CERTIFICATION FORM to be completed in order to purchase shares of the Company common stock. Payment by check or money order must accompany each stock order form and certification form. This order must be received by the Company no later than 12:00 Noon, Central Time, on ____________, 1996.

If you would like to purchase the Company's stock for your IRA account, using IRA funds, we may be able to accommodate you. Please contact the Stock Information Center as soon as possible at (847) _____.

We believe it is in the best interests of the Bank to have our customers as our stockholders. We encourage you to review this investment opportunity carefully. If you have any questions, please call the Stock Information Center at (847)
_____.

Sincerely,


George M. Briody
President

Enclosures

FA

      This letter is neither an offer to sell nor a solicitation of an offer to buy the common stock. The offer is made only by the Prospectus, copies of which may be obtained by contacting the Stock Information Center.

      The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                            Big Foot Financial Corp.

November __,  1996


Dear Valued Customer,

The Board of Directors of Fairfield Savings Bank, F.S.B. (the "Bank") has voted unanimously in favor of a plan to convert the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank (the "Conversion"). As a stock company, the Bank will be structured under the same form of ownership used by most businesses and banks. This Conversion to stock ownership will increase the Bank's capital which will enable the Bank to support future banking activities. The Conversion will not affect your savings deposit accounts or loans with the Bank or existing FDIC insurance coverage for your savings deposit accounts.

As part of the Conversion, the Bank has formed a holding company, Big Foot Financial Corp. (the "Company"), which will own all of the common stock of the Bank. The Company is offering up to 2,012,500 shares of its common stock to certain customers of the Bank at a subscription price of $10.00 per share. As a depositor on either December 31, 1994, September 30, 1996, or _________, 1996, or a borrower on __________, 1996 whose loans have been outstanding since July 1, 1991,you have a preferential right to subscribe to purchase the common stock of the Company during the Subscription Offering without paying a fee or commission. For your convenience, the enclosed packet contains the following materials:

o PROXY STATEMENT, which includes a PROSPECTUS: These will provide you with information about your right to vote on the Conversion, an overview of the Bank's operations and details on the proposed stock offering. Please read them carefully.

o PROXY QUESTIONS AND ANSWERS: This brochure highlights key information found in the Proxy Statement. It also gives instructions for completing your proxy card.

o PROXY CARD: Please sign, date, and return the proxy card in the enclosed [color of envelope] postage-paid envelope. Your family may have received more than one card. All cards should be signed and returned.

o STOCK QUESTIONS AND ANSWERS: This brochure answers key questions about the Conversion.

o STOCK ORDER FORM and CERTIFICATION FORM to be completed in order to purchase shares of the Company's stock. Payment by check or written authorization to withdraw from a specified Bank account must accompany each stock order form and certification. This order must be received by the Company no later than 12:00 Noon, Central Time, on ____________, 1996.

On behalf of the Board, we ask that you help the Bank take this important step by signing the enclosed proxy card(s) and casting your vote in favor of the Plan of Conversion. Your vote is very important! Please mail your proxy card(s) today in the enclosed [color of envelope] postage-paid return envelope.

If you would like to purchase the Company's stock in your IRA account, using IRA funds, we may be able to accommodate you. Please contact the Stock Information Center as soon as possible at (847) _____.

We believe it is in the best interests of the Bank to have our customers as our stockholders. We encourage you to review this investment opportunity carefully. If you have any questions, please call the Stock Information Center at (847)
_____.

Sincerely,


George M. Briody
President

Enclosures

MA

      This letter is neither an offer to sell nor a solicitation of an offer to buy the common stock. The offer is made only by the Prospectus, copies of which may be obtained by contacting the Stock Information Center.

      The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                             Hovde Securities, Inc.

                     INVESTMENT BANKERS & FINANCIAL ADVISORS
                                  [Letterhead]

November __,  1996

Dear Members and Friends of Fairfield Savings Bank, F.S.B.,

At the request of Big Foot Financial Corp. (the "Company"), and Fairfield Savings Bank, F.S.B. (the "Bank"), we have enclosed certain materials regarding the offering of shares of Common Stock of the Company in connection with the conversion of the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank. The materials include a Prospectus, as well as a stock order form and certification form, which offer you the opportunity to subscribe for shares of Common Stock.

It is urged that you study these materials carefully. If you decide to subscribe for shares, you must return the properly completed stock order form and signed certification form along with full payment for the shares (or appropriate instructions authorizing withdrawal from a savings deposit account at the Bank) no later than 12:00 Noon, Central Time, on ____________, 1996 in the enclosed postage-paid envelope or deliver it to any office of the Bank. If you have any questions after reading the enclosed materials, please call the Stock Information Center at (847) _____. The Stock Information Center is open during the regular business hours of the Bank's office located at ______________, Illinois.

We have been asked to supply these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed materials.

Sincerely,

HOVDE SECURITIES, INC.

BS

      This letter is neither an offer to sell nor a solicitation of an offer to buy the common stock. The offer is made only by the Prospectus, copies of which may be obtained by contacting the Stock Information Center.

      The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                                      Logo
                         Fairfield Savings Bank, F.S.B.

_____________, 1996

Dear Subscriber,

I want to thank you for your interest in Big Foot Financial Corp.'s common stock. We are extremely proud of the support we received from our customers and the community as we successfully completed the sale of xxx,xxx shares of common stock.

As you purchased your stock with a check or cash, we are enclosing a check for payment of the interest on those funds. Your stock certificate(s) are being mailed directly to you from our Transfer Agent, XXXXXXXX.

Again, thank you for your interest. If you have any questions, please do not hesitate to contact me.

Sincerely,


George M. Briody
President

                                      Logo
                         Fairfield Savings Bank, F.S.B.

____________, 1996


Dear Subscriber:

I want to thank you for your interest in Big Foot Financial, Corp. common stock. We are extremely proud of the support we received from our customers and the community as we successfully completed the sale of xxx,xxx shares of common stock.

However, due to the oversubscription of our common stock during the Subscription Offering, we regret we were unable to fill a portion of your order. Enclosed is a refund check for the amount of your order we were unable to fill plus interest. The stock certificates for the balance of your order are being sent to you directly from our transfer agent, XXXXXXX.

If you continue to be interested in acquiring common shares of Big Foot Financial Corp., the stock should begin trading on the Nasdaq National Market on or about ____________, 1996 under the symbol BFFC.

Again, thank you for your interest. If you have any questions, please do not hesitate to contact me.

Sincerely,


George M. Briody
President

                            Big Foot Financial Corp.

____________, 1996


Welcome Shareholder:

We are pleased to enclose the stock certificate that represents your share of ownership in Big Foot Financial, Corp. As a shareholder, you have our commitment to keep you informed of the Company's financial performance and condition.

Please examine your stock certificates to be certain that it is properly registered and that it represents the correct number of shares that you have purchased. If you have any questions or concerns about your certificate, you should contact the Transfer Agent immediately at the following address:

                                (TRANSFER AGENT)
                             (Address & Telephone #)

Please remember that your certificate is a negotiable security which should be kept in a secure place, such as a safe deposit box or on deposit with your stockbroker.

On behalf of the Board of Directors and the employees of Big Foot Financial Corp. and Fairfield Savings Bank, F.S.B., we would like to thank you for supporting our offering.

Sincerely,


George M. Briody
President

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured by the FDIC or any other government agency.

- -------------------------------------------------------------------------------

                                    PROXYGRAM
                   {FAIRFIELD SAVINGS BANK, F.S.B. LETTERHEAD}

- -------------------------------------------------------------------------------

DEAR CUSTOMER:

OUR RECORDS INDICATE THAT YOUR VOTE ON FAIRFIELD SAVINGS BANK, F.S.B.'S PLAN OF CONVERSION HAS NOT YET BEEN RECEIVED.

YOUR VOTE IS VERY IMPORTANT TO US. PLEASE ACT PROMPTLY! SIGN AND DATE ALL PROXY CARDS YOU HAVE RECEIVED, INCLUDING THOSE YOU RECEIVED WITH THIS LETTER, AND MAIL THEM IN THE ENCLOSED POSTAGE- PAID ENVELOPE OR DELIVER THEM TO ANY FAIRFIELD OFFICE. YOUR PROPERLY EXECUTED PROXY CARD(S) MUST BE RECEIVED BY THE BANK NO LATER THAN _____ P.M., CENTRAL TIME, ____________, 1996, THE DATE OF THE BANK'S SPECIAL MEETING OF MEMBERS.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PLAN OF CONVERSION AND URGES YOU TO VOTE "FOR" THE PLAN.

REMEMBER, VOTING FOR THE PLAN OF CONVERSION DOES NOT OBLIGATE YOU TO BUY ANY STOCK.

THE BALANCE, MATURITY AND WITHDRAWABILITY OF YOUR SAVINGS DEPOSITS WITH FAIRFIELD SAVINGS BANK, F.S.B. WILL NOT CHANGE (UNLESS YOU ELECT TO PURCHASE STOCK IN THE CONVERSION AND PAY FOR THE STOCK BY AUTHORIZING A WITHDRAWAL FROM A FAIRFIELD DEPOSIT). SAVINGS DEPOSITS WILL REMAIN INSURED BY THE FDIC TO THE MAXIMUM EXTENT PROVIDED BY LAW.

SHOULD YOU NEED FURTHER INFORMATION OR ASSISTANCE, PLEASE CALL OUR STOCK INFORMATION CENTER AT (847) XXX-XXXX.

THANK YOU!

                             THE BOARD OF DIRECTORS
                                       OF
                         FAIRFIELD SAVINGS BANK, F.S.B.

      This does not constitute an offer to sell or a solicitation of an offer to buy any shares of Big Foot Financial Corp. Common Stock offered in connection with the conversion. Offers to sell and solicitations of offers to buy shares of Big Foot Financial Corp. Common Stock in connection with the conversion are made by means of the Prospectus. A prospectus may be obtained by calling the Stock Information Center at (847) XXX-XXXX.

      The shares of Big Foot Financial Corp. Common Stock offered in the conversion are not savings accounts or deposits and are not insured by the FDIC or any other government agency.

- --------------------------------------------------------------------------------

                                   STOCK GRAM
                   {FAIRFIELD SAVINGS BANK, F.S.B. LETTERHEAD}

- --------------------------------------------------------------------------------

DEAR CUSTOMER:

WE ARE PLEASED TO ANNOUNCE THAT BIG FOOT FINANCIAL CORP. IS OFFERING UP TO _________ SHARES OF ITS COMMON STOCK IN CONNECTION WITH THE CONVERSION OF FAIRFIELD SAVINGS BANK, F.S.B. ("FAIRFIELD") FROM A FEDERALLY CHARTERED MUTUAL SAVINGS BANK TO A FEDERALLY CHARTERED STOCK SAVINGS BANK.

FAIRFIELD IS CONVERTING TO INCREASE ITS CAPITAL AND TO STRUCTURE ITSELF IN A FORM USED BY COMMERCIAL BANKS AND MANY OTHER BUSINESS ENTITIES AND A GROWING NUMBER OF SAVINGS INSTITUTIONS. WE PREVIOUSLY MAILED YOU A SUBSCRIPTION AND COMMUNITY OFFERING PROSPECTUS PROVIDING YOU DETAILED INFORMATION ABOUT FAIRFIELD AND THE PROPOSED STOCK OFFERING. WE ASK YOU TO PLEASE READ THESE MATERIALS.

WE INVITE OUR LOYAL CUSTOMERS TO BECOME CHARTER SHAREHOLDERS OF BIG FOOT FINANCIAL CORP. IF YOU ARE INTERESTED IN PURCHASING SHARES OF COMMON STOCK, YOU MUST SUBMIT YOUR STOCK ORDER FORM, CERTIFICATION FORM AND PAYMENT PRIOR TO 12:00 P.M., _______________, 1996.

IF YOU HAVE ANY QUESTIONS REGARDING THE STOCK OFFERING PLEASE CALL THE STOCK INFORMATION CENTER AT (847) XXX-XXXX OR STOP BY OUR OFFICE LOCATED AT ____________________________, ILLINOIS.

THANK YOU!

                             THE BOARD OF DIRECTORS
                                       OF
                         FAIRFIELD SAVINGS BANK, F.S.B.

- --------------------------------------------------------------------------------

      This does not constitute an offer to sell or the solicitation of an offer to buy any shares of Big Foot Financial Corp. Common Stock offered in connection with the Conversion. Offers to sell and solicitations of offers to buy shares of Big Foot Financial Corp. Common Stock in connection with the Conversion are made only by means of the Prospectus. A Prospectus may be obtained by calling the Stock Information Center at (847) XXX-XXXX.

      The shares of Common Stock offered in the Conversion are not savings accounts or deposits and are not insured by the FDIC or any other government agency.

                                      STOCK
                                    QUESTIONS
                                        &
                                     ANSWERS


                            Big Foot Financial Corp.
                                     [Logo]

                              QUESTIONS AND ANSWERS
                                 ABOUT INVESTING

You can be one of the charter shareholders of Big Foot Financial Corp. (the "Company"), the proposed holding company of Fairfield Savings Bank, F.S.B. (the "Bank"). The Company is "going public" as part of the Bank's conversion to a federally chartered stock savings bank (the "Conversion"). Now you have the opportunity to become an owner of your bank. This brochure answers some of the most frequently asked questions about the conversion to stock ownership and about your opportunity to invest in the Company.

Investment in common stock involves certain risks. For a discussion of these risks and other factors, investors are urged to read the accompanying Prospectus.

                              ABOUT THE TRANSACTION

What is a conversion?

The Bank presently operates as a federally chartered mutual savings bank. It has no shareholders, and its directors are elected by our member savers and certain borrowers. After the Conversion, we will be a federally chartered stock savings bank owned by a holding company. This holding company, Big Foot Financial Corp., will be owned by shareholders who will have voting rights with respect to certain key business matters. The Company is offering shares of its common stock to the Bank's members and the Company's stock benefit plans, including an employee stock ownership plan, which is being established in connection with the Conversion. Any shares that remain unsold may then be offered to members of the general public.

What is Big Foot Financial Corp. and why is it being formed?

The Company is a newly organized Illinois holding company created by the Bank specifically to purchase 100% ownership of the Bank upon its conversion to stock form. The holding company is offering shares of its Common Stock for sale to the Bank's members and, if shares are available, to the general public. All of the common stock to be issued by the Bank will be owned by the Company. The additional capital provided through the offering of the Company's stock will support future lending activities and local expansion of the financial services currently offered through the Bank.

What are the benefits of conversion?

The Conversion and sale of stock will increase the Bank's capital and enable it to:

      o     Enhance its ability to access capital markets;

      o     Expand its current operations;

      o     Acquire other financial institutions or branch offices;

      o Provide affordable home financing opportunities to the communities it serves; and

      o Diversify into other financial services to the extent allowable by applicable law.


                                    Stock - 2

Will the Conversion have any effect on my savings or loan accounts?

No. The Conversion will not affect the amount, interest rate or withdrawal rights of your deposit accounts (unless you elect to purchase stock in the Conversion and pay for your stock by authorizing a withdrawal from an account at the Bank). Deposit accounts at the Bank will continue to be insured by the Federal Deposit Insurance Corporation (the "FDIC") to the maximum legal limit. Your savings deposit accounts are not being converted to stock. The rights and obligations of borrowers under their loan agreements also will not be affected.

How do I benefit from the Conversion?

The Conversion is expected, among other things, to enable the Bank to provide the customers and communities it serves with a higher level of service and access to a broader variety of financial products and services. Also, while you are not obligated to become a shareholder of the Company, you will have the opportunity to purchase shares at the initial public offering price and at no commission cost to you.

                                 ABOUT INVESTING

Who may purchase stock?

The Company is currently conducting a Subscription Offering. All of the persons listed below may subscribe to purchase common stock during the Subscription Offering.

      o Eligible Account Holders. Persons who had savings deposits totaling $50 or more at the Bank on the Eligibility Record Date, December 31, 1994;

      o     Employee Stock Ownership Plan of the Company;

      o Supplemental Eligible Account Holders. Persons who had savings deposits totaling $50 or more at the Bank on the Supplemental Eligibility Record Date, September 30, 1996, but not as of December 31, 1994 (and not including directors, officers or their associates);

      o Other Members. Depositors and certain borrowers (those whose loans were outstanding on July 1, 1991) on the Voting Record Date, _________, 1996, other than Other Members who would otherwise qualify as Eligible Account Holders or Supplemental Eligible Account Holders; and

      o Bank Employees. Employees and officers of the Bank, other than those employees and officers who would otherwise qualify as Eligible Account Holders, Supplemental Eligible Account Holders or Other Members.

The Company may also conduct a direct Community Offering after the Subscription Offering, with a first preference given in the direct Community Offering to natural persons residing in the counties in which the Bank has offices.

What is the price per share and how many shares are being offered?

The aggregate value of the Company's stock has been determined by Capital Resources Group, Inc., an independent, nationally recognized appraisal firm. The Subscription Price per share is $10.00. Up to 2,012,500 shares or, under certain circumstances, up to 2,314,375 shares are being offered for sale.


                                    Stock - 3

Will everyone pay the same price for the stock?

Yes. All the subscribers, including the Board of Directors and management, pay the same price during the Subscription Offering.

Are depositors obligated to buy stock?

No. But our members receive a priority subscription right to purchase the common stock.

How much common stock may I purchase?

The minimum purchase is 25 shares, or $250. The maximum amount which an individual (or individuals exercising subscription rights through a single account at the Bank) may purchase in the Subscription Offering is $150,000. The maximum that an individual may purchase in the Community Offering is also $150,000. No individual, together with associates and persons acting in concert, may purchase in the Offering more than 1% of the stock sold.

The Prospectus sections entitled "The Conversion--Subscription Offering and Subscription Rights" and "--Community Offering" more fully describe the purchase limits and the stock allocation procedures in case of oversubscription.

Is the stock insured by the FDIC?

No. Like any other common stock, the Company's stock will not be insured. However, your savings deposit accounts will continue to be insured up to the maximum amount allowed by the FDIC.

How do I order stock, and what methods can be used for payment of my stock purchases?

Complete the stock order form and certification form as instructed. Make sure to indicate the number of shares you wish to purchase and the total amount remitted (multiply the number of shares subscribed for by $10.00 per share). Total payment must accompany the order form and certification form and be received by the Bank prior to 12:00 Noon, Central Time, on ____________, 1996. The payment options for stock purchases are as follows:

      o Check or money order sent or delivered to any of the Bank's offices or the Stock Information Center. If payment is made by check or money order, interest will be earned at the rate of interest paid by the Bank on passbook accounts from the date of receipt until the Conversion is completed or terminated.

      o Withdrawal of funds from an existing account at the Bank in an amount equal to the purchase price for all shares subscribed for. Once authorization for withdrawal of funds has been made, the subscriber may not withdraw the designated amount unless the Plan of Conversion is terminated or as otherwise required by regulatory authorities. All funds maintained in savings deposit accounts will continue to be insured by the FDIC up to legally applicable limits and will earn interest until closing of the Conversion. There will not be a penalty for early withdrawal of certificate accounts for stock purchases in the Subscription Offering.

      o IRA purchases. If you wish to purchase shares of the Company's stock for an IRA account, either at the Bank or elsewhere, we may be able to accommodate you. Please contact the Stock Information Center at
            (847) _____ so that we may assist you with the appropriate procedures for such a purchase. Transfer of such funds takes time, so please make arrangements as soon as possible.


                                    Stock - 4

In the future, how may I purchase more shares or sell my shares?

The Company has applied to have its common stock quoted on The Nasdaq National Market under the symbol "Big Foot Financial Corp." If the common stock is quoted on The Nasdaq National Market, most brokers should be able to assist you with future purchases and sales. However, the marketability of the common stock will depend upon the presence in the marketplace of both willing buyers and willing sellers at a given time, and no assurance can be given that an active trading market will develop.

When will I receive my stock certificate(s)?

Stock certificates will be mailed by the Company's transfer agent as soon as practicable after the Conversion is completed. Please be aware that you may not be able to sell the shares that you purchased until you receive your certificate(s).

Will there be any dividends?

The Board of Directors of the Company initially does not intend to pay a cash dividend. Any future dividend policy will be determined by the Board of Directors and will take into account various regulatory restrictions, earnings and market conditions, among other factors.

May I change my mind?

The stock order form you execute cannot be canceled or withdrawn. However, you may order additional shares by completing another stock order form.

Are my subscription rights transferable?

No. No person may transfer or enter into any agreement to transfer the subscription rights issued under the Plan of Conversion, or the shares to be issued upon their exercise. Persons violating such prohibition may lose their right to purchase stock in the Conversion.

How may I get more information?

We hope that these questions and answers will help you to better understand the Conversion and the stock offering. If you desire further information, please contact our Stock Information Center at (847) _____.


                                    Stock - 5

                            Big Foot Financial Corp.
                                     [Logo]

                            STOCK INFORMATION CENTER
                                    1190 RFD
                           Long Grove, Illinois 60047
                                 (847) 634-2100

      This does not constitute an offer to sell or the solicitation of an offer to buy any shares of Common Stock of the Company offered in connection with the Conversion, nor does it constitute the solicitation of a proxy in connection with the Conversion. Offers to sell and solicitations of offers to buy shares of the Company Common Stock in connection with the Conversion are made only by means of the Prospectus. Solicitations of proxies in connection with the Conversion are made only by means of the Proxy Statement. There shall be no sale of the Company Common Stock in any state or jurisdiction in which any offer, solicitation of an offer or sale of the Company Common Stock would be unlawful prior to the registration or qualification of such shares under the securities laws of any such state or jurisdiction. A Prospectus and a Proxy Statement may be obtained by calling the Bank's Stock Information Center at (847) _____.

      THE SHARES OF THE COMPANY'S COMMON STOCK OFFERED IN THE CONVERSION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.


                                    Stock - 6

                                      PROXY
                                    QUESTIONS
                                        &
                                     ANSWERS


                         Fairfield Savings Bank, F.S.B.
                                     [Logo]

                              QUESTIONS AND ANSWERS
                                  ABOUT VOTING
                              ABOUT THE TRANSACTION

What is a conversion?

Fairfield Savings Bank, F.S.B. (the "Bank") presently operates as a federally chartered mutual savings bank. It has no shareholders and its directors are elected by our member savers and certain borrowers. After the Conversion, we will be a federally chartered stock savings bank owned by a holding company. This holding company, Big Foot Financial Corp. (the "Company"), will be owned by shareholders who will have voting rights with respect to certain key business matters. The Company is offering shares of its common stock to the Bank's members and the Company's employee stock benefit plans, including an employee stock benefit plans, including an employee stock ownership plan, which is being established in connection with the Conversion. Any shares that remain unsold may then be offered to members of the general public.

What is the Company and why is it being formed?

The Company is a newly organized holding company created by the Bank specifically to purchase 100% ownership of the Bank upon its conversion to stock form. The Company is offering shares of its Common Stock for sale to the Bank's members and, if shares are available, to the general public. All of the common stock to be issued by the Bank will be owned by the Company. The additional capital provided through the offering of the Company stock will support future lending activities and local expansion of the financial services currently offered through the Bank.

What are the benefits of conversion?

The Conversion and sale of stock will increase the Bank's capital and enable it to:

      o     Enhance its ability to access capital markets:

      o     Expand its current operations;

      o     Acquire other financial institutions or branch offices;

      o Provide affordable home financing opportunities to the communities it serves; and

      o Diversify into other financial services to the extent allowable by applicable law.

Will the Conversion have any effect on my savings or loan account?

No. The Conversion will not affect the amount, interest rate or withdrawal rights of your deposit account (unless you purchase stock in the Conversion and pay for your stock by authorizing a withdrawal from an account at the Bank). Deposit accounts at the Bank will continue to be insured by the Federal Deposit Insurance Corporation (the "FDIC" ) to the maximum legal limit. Your savings deposit accounts are not being converted to stock. The rights and obligations of borrowers under their loan agreements also will not be affected.

How do I benefit from the Conversion?

The Conversion is expected, among other things, to enable the Bank to provide the customers and communities it serves with a higher level of service and access to a broader variety of financial products


                                    Proxy - 1
and services. Also, while you are not obligated to become a shareholder of the Company, you will have the opportunity to purchase shares at the initial public offering price and at no commission cost to you.

                          ABOUT MEMBERS' VOTING RIGHTS

Who is eligible to vote on the Plan of Conversion?

Depositors on the Voting Record Date, which is _________, 1996, as well as certain borrowers (those whose loans were outstanding on July 1, 1991) as of the Voting Record Date, who will continue as such through the date of the Special Meeting.

How was my number of votes determined?

Each savings deposit account holder is entitled to cast one vote for each $100, or fraction thereof, of the aggregate withdrawal value of all such account holder's savings accounts on the Voting Record Date. Each borrower member is entitled to one vote as a borrower in addition to any votes he or she is entitled to as a saver. The maximum number of votes per member is 1,000.

If I vote for the Plan of Conversion on the proxy will I be obligated to purchase stock?

No. Signing the proxy card and voting for the Conversion in no way obligates you to purchase stock. However, all members are urged to vote for the Conversion. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PLAN OF CONVERSION AND RECOMMENDS MEMBERS VOTE "FOR" APPROVAL OF THE PLAN OF CONVERSION.

Am I required to vote?

No. However, failure to vote is the same as voting against the Conversion. Therefore, all members are urged to vote for the Conversion.

May I come to the Special Meeting and vote?

Yes. However, we encourage you to send a proxy card even if you plan to attend the meeting. The proxy card is revocable and can be changed by voting a later dated proxy or ballot at the meeting.

Why did I receive several proxy cards?

If you have more than one account, you could receive more than one proxy card, depending on the ownership strength of your accounts. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS!

Must both parties on a joint savings account sign the proxy card?

No.  Only one signature is required, but both parties should sign if possible.

If I don't buy stock may I still vote at the Bank's annual meetings?

After Conversion, all of the outstanding capital stock of the Bank will be owned and voted by the Company. Only shareholders of the Company will have voting rights at the Company's annual meetings and as to certain business decisions affecting the Company. However, the operations of the Bank and the general terms and balances of your savings deposit accounts and loans remain unchanged.


                                    Proxy - 2

How may I get more information?

We hope that these questions and answers will help you to better understand the Conversion. If you desire further information, please contact our Stock Information Center at (847) _____.

                             VOTE YES FOR CONVERSION

                                YOUR VOTE COUNTS!

      The Board of Directors of the Bank has unanimously adopted a plan to convert the Bank from a mutual savings bank to a stock savings bank. The Board of Directors concluded that the Conversion would be in the best interests of the Bank, its depositors, borrowers and the communities served by the Bank. As a member of the Bank, you have the right to vote on the Bank's plan to convert to the stock form of organization. Further details on the Conversion, including the background and reasons for the Conversion, are contained in the Proxy Statement. Please read it carefully.

                         HOW TO COMPLETE THE PROXY CARD

1. Check the appropriate box. Your Board of Directors unanimously recommends voting "FOR" the Conversion.

2.    Enter the date on the Proxy Card.

3.    Sign the Proxy Card.

4. Return your completed Proxy Card in the postage-paid [color of envelope] envelope provided, or bring it to the Bank office most convenient for you.

5.    Please complete and return all Proxy Cards you receive.


                                    Proxy - 3

                         Fairfield Savings Bank, F.S.B.
                                     [Logo]

                            STOCK INFORMATION CENTER
                                    1190 RFD
                           Long Grove, Illinois 60047
                                 (847) 634-2100

      This does not constitute an offer to sell or the solicitation of an offer to buy any shares of Common Stock of Big Foot Financial Corp. offered in connection with the Conversion, nor does it constitute the solicitation of a proxy in connection with the Conversion. Offers to sell and solicitations of offers to buy shares of Big Foot Financial Corp. Common Stock in connection with the Conversion are made only by means of the Prospectus. Solicitations of proxies in connection with the Conversion are made only by means of the Proxy Statement. There shall be no sale of Big Foot Financial Corp. Common Stock in any state or jurisdiction in which any offer, solicitation of an offer or sale of Big Foot Financial Corp. Common Stock would be unlawful prior to the registration or qualification of such shares under the securities laws of any such state or jurisdiction. A Prospectus and a Proxy Statement may be obtained by calling the Bank's Stock Information Center at (847) _____.

      THE SHARES OF BIG FOOT FINANCIAL CORP. COMMON STOCK OFFERED IN THE CONVERSION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.


                                    Proxy - 4